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EXHIBIT 10.3

                            GENERAL RELEASE OF CLAIMS

THIS GENERAL RELEASE OF CLAIMS (this "RELEASE") is executed and delivered as of September 23, 2003, by and between Endocare, Inc., a Delaware corporation (the "COMPANY"), and the individual named on the signature page hereof (the "RELEASOR"). Each of the Company and the Releasor is referred to herein as a "PARTY," and, collectively, as the "PARTIES."

                                    RECITALS

         WHEREAS, concurrently with the execution of this Release, the Company and the Releasor are executing and delivering a Separation Agreement (the "SEPARATION AGREEMENT");

         WHEREAS, pursuant to the terms and conditions of the Separation Agreement, the Releasor is entitled to a cash payment and certain other benefits, subject to, among other things, Releasor's execution and delivery of this Release; and

         WHEREAS, by execution hereof, the Releasor acknowledges and agrees that: (i) this Release is a compromise of doubtful and disputed claims, if any, which remain untested; (ii) there has not been a trial or adjudication of any issue of law or fact herein; (iii) the terms and conditions of this Release are in no way to be construed as an admission of liability on the part of the Company; and (iv) the Company denies any liability and intends merely to avoid litigation with this Release;

         NOW, THEREFORE, in consideration of the foregoing recitals, and the representations, warranties, covenants and promises contained herein, the adequacy and sufficiency of which are hereby acknowledged, the Parties agree as follows:

                                    AGREEMENT

         1. RELEASE OF THE COMPANY BY THE RELEASOR.

         (a) The Releasor does hereby unconditionally, irrevocably and absolutely release and discharge the Company, and its affiliates, directors, officers, employees, agents, attorneys, representatives, stockholders, insurers, divisions, successors and/or assigns and any related holding, parent or subsidiary corporations, from any and all loss, liability, claims, costs (including, without limitation, attorneys' fees), demands, causes of action, or suits of any type, whether in law and/or in equity, related directly or indirectly or in any way connected with any transaction, affairs or occurrences between them and arising on or prior to the date of this Release, including, but not limited to, the Releasor's employment with the Company, the termination of said employment and claims of emotional or physical distress related to such employment or termination. This Release specifically applies to any claims for discrimination in employment, including, without limitation, any claims arising under any statutes or laws that govern discrimination in employment.

         (b) The Releasor irrevocably and absolutely agrees that he will not prosecute nor allow to be prosecuted on his behalf in any administrative agency, whether federal or state, or in any court, whether federal or state, any claim or demand of any type related to any of the matters released above, it being an intention of the Parties that with the execution by the Releasor of this


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Release, the Company, its officers, directors, employees, agents, attorneys, representatives, successors and/or assigns, and any related holding, parent and subsidiary corporations, will be absolutely, unconditionally and forever discharged of and from all obligations to or on behalf of the Releasor related in any way to the matters released above.

         (c) The Releasor does expressly waive all of the benefits and rights granted to him pursuant to any applicable law or regulation to the effect that:

                  A general release does not extend to claims which the creditor does not know of or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

         (d) The Releasor does certify that he has read all of this Release, and that he fully understands all of the same. The Releasor hereby expressly agrees that this Release shall extend and apply to all unknown, unsuspected and unanticipated injuries and damages, as well as those that are now known.

         (e) The Releasor further declares and represents that no promise, inducement or agreement not herein expressed has been made to him and that this Release contains the full and entire agreement between the Parties relating to the Releasor's release of claims, and that the terms of this Release are contractual and not a mere recital.

         2. REVIEW. The Releasor represents, acknowledges and agrees that: (i) the Company has advised him, in writing, to discuss this Release with an attorney, and that to the extent, if any, that the Releasor has desired, the Releasor has done so; (ii) that no promise, representation, warranty or agreements not contained herein have been made by or with anyone to cause him to sign this Release; (iii) that he has read this Release in its entirety, and fully understands and is aware of its meaning, intent, contents and legal effect; and (iv) he is executing this Release voluntarily, and free of any duress or coercion.

         3. FULL AND COMPLETE DEFENSE. This Release may be pleaded as a full and complete defense and may be used as the basis for an injunction against any action, suit or proceeding that may be prosecuted, instituted or attempted by the Releasor against the Company.

         4. AMENDMENTS, ETC. This Release may not be amended or waived except by a writing signed by the Releasor and by a duly authorized officer of the Company. Failure to exercise any right under this Release shall not constitute a waiver of such right. Any waiver of any breach of this Release shall not operate as a waiver of any subsequent breaches. All rights or remedies specified for a Party herein shall be cumulative and in addition to all other rights and remedies of the Party hereunder or under applicable law.

         5. ASSIGNMENT; BINDING EFFECT. The Releasor agrees that he shall have no right to assign and shall not assign or purport to assign any rights or obligations under this Release. This Release may be assigned or transferred by the Company; and nothing in this Release shall prevent the consolidation, merger or sale of the Company or a sale of any or all or substantially all of its assets. Subject to the foregoing restriction on assignment by Employee, this Release shall inure to the benefit of and be binding upon each of the Parties; the affiliates, officers, directors, agents, successors and assigns of the Company; and the heirs, devisees, spouses, legal representatives and successors of Employee.

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         6. SEVERABILITY. If any provision of this Release shall be held by a court or arbitrator to be invalid, unenforceable or void, such provision shall be enforced to the fullest extent permitted by law, and the remainder of this Release shall remain in full force and effect. In the event that the time period or scope of any provision is declared by a court or arbitrator of competent jurisdiction to exceed the maximum time period or scope that such court or arbitrator deems enforceable, then such court or arbitrator shall reduce the time period or scope to the maximum time period or scope permitted by law.

         7. GOVERNING LAW. This Release shall be governed by and construed in accordance with the internal laws of the State of California, without regard to conflicts of law principles.

         8. INTERPRETATION. This Release shall be construed as a whole, according to its fair meaning, and not in favor of or against any Party. Sections and section headings contained in this Release are for reference purposes only, and shall not affect in any manner the meaning or interpretation of this Release. Whenever the context requires, references to the singular shall include the plural and the plural the singular.

         9. COUNTERPARTS. This Release may be executed in any number of counterparts, each of which shall be deemed an original of this Release, but all of which together shall constitute one and the same instrument.

         10. AUTHORITY. Each Party represents and warrants that such Party has the right, power and authority to enter into and execute this Release and to perform and discharge all of the obligations hereunder; and that this Release constitutes the valid and legally binding agreement and obligation of such Party and is enforceable in accordance with its terms.

         11. ENTIRE AGREEMENT. This Release is intended to be the final, complete and exclusive statement of the terms set forth herein and may not be contradicted by evidence of any prior or contemporaneous statements or agreements.

         12. OPPORTUNITY TO CONSULT LEGAL COUNSEL. The Releasor acknowledges that he has had the opportunity to consult legal counsel concerning this Release, that he has read and understands this Release, that he is fully aware of its legal effect and that he has entered into this Release freely based on his own judgment and not on any representations or promises other than those contained in this Release.


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         IN WITNESS WHEREOF, the Parties hereby execute this Release as of the date first above written.

ENDOCARE, INC.                                    RELEASOR:



By: /s/ William Nydam                             /s/ Paul Mikus
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Name: William Nydam                                         Signature
Title: President

                                                  Paul Mikus
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                                                            Print Name




                  [SIGNATURE PAGE TO GENERAL RELEASE OF CLAIMS]



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